UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 14, 2021

COMPASS DIGITAL ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-40912	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3626 N Hall St, Suite 910 Dallas, Texas	75219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 214-526-4423

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CDAQ	Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CDAQW	Nasdaq Global Market
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CDAQU	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On October 19, 2021, Compass Digital Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-third of one redeemable warrant of the Company (“Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $200,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 4,666,667 warrants (the “Private Placement Warrants”) to Compass Digital SPAC LLC (the “Sponsor”) at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $7,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Class A Ordinary Shares issuable upon exercise of these warrants) are entitled to registration rights.

A total of $200,000,000, comprised of $196,000,000 of the proceeds from the IPO, including $7,000,000 of the underwriters’ deferred discount, and $4,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of all of the Company’s public shares if it is unable to complete its business combination within 24 months from the closing of the IPO, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company's obligation to redeem 100% of its public shares if it does not complete an initial business combination within 24 months from the closing of the IPO or (B) with respect to any other material provision relating to shareholders' rights or pre-initial business combination activity. The funds held in the trust account could become subject to the claims of the Company’s creditors, if any, which could have priority over the claims of the Company’s public shareholders.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company registration statement (File No. 333-259502):

•	An Underwriting Agreement, dated October 14, 2021, among the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters.
•	The Amended and Restated Memorandum and Articles of Association of the Company, dated October 14, 2021.
•	A Warrant Agreement, dated October 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
•	A Letter Agreement, dated October 14, 2021, among the Company and its officers, directors and Compass Digital SPAC LLC.
•	An Investment Management Trust Agreement, dated October 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
•	A Registration Rights Agreement, dated October 14, 2021, between the Company and certain security holders.
•	A Sponsor Warrants Purchase Agreement, dated October 14, 2021, between the Company and the Sponsor.
•	Indemnity Agreements, each dated October 14, 2021, between the Company and each of its executive officers and directors.

On October 14, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

Item 9.01. Financial Statements and Exhibits.

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Underwriting Agreement, dated October 14, 2021, among the Company, Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, as representatives of the several underwriters.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Warrant Agreement, dated October 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	A Letter Agreement, dated October 14, 2021, among the Company and its officers and directors and Compass Digital SPAC LLC.
10.2	Investment Management Trust Agreement, dated October 14, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated October 14, 2021, between the Company and certain security holders.
10.4	Private Placement Warrants Purchase Agreement, dated October 14, 2021, between the Company and the Sponsor.
10.5	Administrative Services Agreement, dated October 14, 2021, between the Company and the Sponsor.
10.6	Indemnity Agreement, dated October 14, 2021, between the Company and Deborah Hopkins.
10.7	Indemnity Agreement, dated October 14, 2021, between the Company and Burhan Jaffer.
10.8	Indemnity Agreement, dated October 14, 2021, between the Company and Bill Owens.
10.9	Indemnity Agreement, dated October 14, 2021, between the Company and Amit Airen.
10.10	Indemnity Agreement, dated October 14, 2021, between the Company and Abidali Neemuchwala.
10.11	Indemnity Agreement, dated October 14, 2021, between the Company and Vikram S. Pandit.
10.12	Indemnity Agreement, dated October 14, 2021, between the Company and Steven Freiberg.
10.13	Indemnity Agreement, dated October 14, 2021, between the Company and Satish Gupta.
10.14	Indemnity Agreement, dated October 14, 2021, between the Company and Jon Zieger.
99.1	Press Release, dated October 14, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2021

COMPASS DIGITAL ACQUISITION CORP.
By:	/s/ Abidali Neemuchwala
Abidali Neemuchwala
Chairman and Chief Executive Officer